Exhibit 99.11

BOARD OF GOVERNORS OF THE

FEDERAL RESERVE SYSTEM

Washington, DC 20551

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) SEPTEMBER 27, 2005

ALBEMARLE FIRST BANK

(Exact name of registrant as specified in its charter)

VIRGINIA	N/A	54-1882473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 SEMINOLE TRAIL CHARLOTTESVILLE, VIRGINIA	22906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (434) 973-1664

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 9, 2005, Albemarle First Bank (“AFBK”) and Millennium Bankshares Corporation (“Millennium”) entered into that certain Agreement and Plan of Reorganization (the “Agreement”) providing for the merger of AFBK with and into an interim bank formed by Millennium. Under the terms of the Agreement, shareholders of AFBK were to receive, for each share of AFBK common stock they own, a number of shares of Millennium common stock with an aggregate market value equal to $15.82 per share or $15.82 in cash, subject to the limitation that no more than 50% of the total consideration will be in the form of cash. Shareholders of AFBK may elect to receive Millennium common stock, cash, or a combination of Millennium common stock and cash for their shares of AFBK common stock, subject to pro ration in the event the aggregate cash elections exceed the 50% maximum.

Following the public announcement of the Agreement, AFBK discovered that it had inadvertently failed to disclose to Millennium the existence of stock options to acquire 10,000 shares of AFBK common stock, at an exercise price of $10.00 per share, previously granted to a former executive of AFBK. As of September 27, 2005, AFBK and Millennium amended the Agreement to reduce the per share merger consideration from $15.82 per share to $15.80 per share and to make other corresponding changes to take into consideration the discovery of the additional stock options. The Amendment to Agreement and Plan of Reorganization is attached hereto as Exhibit 2.1.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

2.1.1	Amendment to Agreement and Plan of Reorganization dated as of September 27, 2005 by and between Millennium Bankshares Corporation and Albemarle First Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2005	Albemarle First Bank

	By:	/s/ THOMAS M. BOYD, JR.
Thomas M. Boyd, Jr. President & CEO

Exhibit 2.1.1

AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

This AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 27, 2005 (this “Amendment”), is entered into by and between MILLENNIUM BANKSHARES CORPORATION, a Virginia corporation (“Acquiror”), and ALBEMARLE FIRST BANK, a Virginia state bank (“Bank”).

RECITALS

A. Acquiror and Bank are parties to a certain Agreement and Plan of Reorganization (the “Agreement”) dated as of June 9, 2005.

B. After the execution of the Agreement, Bank advised Acquiror that an additional 10,000 Bank Stock Options (as defined in the Agreement) were outstanding and not Previously Disclosed (as defined in the Agreement) by Bank to Acquiror.

C. Acquiror and Bank desire to amend the Agreement to adjust the amount of the per share Merger Consideration (as defined in the Agreement) to, among other things, take into account the existence of the additional Bank Stock Options.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the Parties agree to amend the Agreement as follows:

AMENDMENT

Section 1. Amendment. The Agreement is hereby amended as follows:

(a) Section 3.01(b) is hereby deleted in its entirety and replaced with the following:1

“(b) Outstanding Bank Common Stock. Subject to Section 3.03, each share of Bank Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Bank Common Stock owned by Acquiror) shall be converted at the Effective Time into the following (the “Merger Consideration”):

(i) for each such share of Bank Common Stock with respect to which an election to receive cash has been effectively made and not revoked or lost pursuant to Section 3.02 or Section 3.03 (the “Electing Bank Shares”), the right to receive $15.80 in cash (the “Cash Consideration”), and

(ii) for each such share of Bank Common Stock (other than Electing Bank Shares), the right to receive a number of shares of fully paid and nonassessable Acquiror Common Stock equal to the quotient of

[1]	This Amendment amends Section 3.01(b) as follows: The number “$15.82” in each of Section 3.01(b)(i) and Section 3.01(b)(ii) has been decreased to “$15.80”, the number “2.2600” in Section 3.01(b)(ii) has been decreased to “2.2571”, and the number “1.8833” in Section 3.01(b)(ii) has been decreased to “1.8810”.

“A” divided by “B,” where “A” shall equal $15.80, and where “B” shall equal the Acquiror Average Price (the “Exchange Ratio”); provided, however, that the Exchange Ratio shall not be greater than 2.2571 and shall not be less than 1.8810. The Exchange Ratio is subject to adjustment as set forth in Section 3.06, Section 8.01(g) and Section 8.01(h) (the “Stock Consideration”).

Upon such conversion, all such shares of Bank Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each Bank Certificate shall thereafter represent the right to receive the Merger Consideration and cash for fractional shares in accordance with Section 3.11 upon the surrender of the Bank Certificates in accordance with the terms hereof.”

(b) Section 8.01(g) is hereby deleted in its entirety and replaced with the following:2

“(g) Possible Increase in Exchange Ratio. By Bank, if the Bank Board so determines by a majority vote of the entire Bank Board, if the Acquiror Average Price on the Determination Date of shares of Acquiror Common Stock shall be less than $6.55, subject, however, to the following two sentences. If Bank elects to exercise its termination right pursuant to the immediately preceding sentence, it shall give written notice to Acquiror within 24 hours of the Determination Date. Prior to the Effective Date, Acquiror shall have the option of adjusting the Exchange Ratio to equal a number equal to a quotient (rounded to the nearest ten-thousandth), the numerator of which is $14.78 and the denominator of which is the Acquiror Average Price. If Acquiror makes an election contemplated by the preceding sentence, it shall give prompt written notice to Bank of such election and the revised Exchange Ratio, whereupon no termination shall have occurred pursuant to this Section 8.01(g) and this Agreement shall remain in effect in accordance with its terms (except as the Exchange Ratio shall have been so modified), and any references in this Agreement to “Exchange Ratio” shall thereafter be deemed to refer to the Exchange Ratio as adjusted pursuant to this Section 8.01(g).”

(c) Section 8.01(h) is hereby deleted in its entirety and replaced with the following:3

“(h) Possible Decrease in Exchange Ratio. By Acquiror, if the Acquiror Board so determines by a majority vote of the entire Acquiror Board, if the Acquiror Average Price on the Determination Date of shares of Acquiror Common Stock shall be greater than $8.86, subject, however, to the following two sentences. If Acquiror elects to exercise its termination right pursuant to the immediately preceding sentence, it shall give written notice to Bank within 24 hours of the Determination Date. Prior to the Effective Date, Bank shall have the option of adjusting the Exchange Ratio to equal a number equal to a quotient

[2]	This Amendment amends Section 8.01(g) as follows: The number “$6.54” has been changed to “$6.55” and the number “$14.80” has been changed to “$14.78.”

[3]	This Amendment amends Section 8.01(h) as follows: The number “$8.87” has been changed to “$8.86” and the number “$16.68” has been changed to “$16.67”.

(rounded to the nearest ten-thousandth), the numerator of which is $16.67 and the denominator of which is the Acquiror Average Price. If Bank makes an election contemplated by the preceding sentence, it shall give prompt written notice to Acquiror of such election and the revised Exchange Ratio, whereupon no termination shall have occurred pursuant to this Section 8.01(h) and this Agreement shall remain in effect in accordance with its terms (except as the Exchange Ratio shall have been so modified), and any references in this Agreement to “Exchange Ratio” shall thereafter be deemed to refer to the Exchange Ratio as adjusted pursuant to this Section 8.01(h).”

Section 2. Continued Force and Effect. Except as expressly amended or modified hereby, each of the terms, provisions, covenants, representations and warranties contained in the Agreement shall remain in full force and effect.

Section 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

* * *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

MILLENNIUM BANKSHARES CORPORATION

By:	/S/ CARROLL C. MARKLEY
Name:	Carroll C. Markley
Title:	Chairman and Chief Executive Officer

ALBEMARLE FIRST BANK

By:	/S/ THOMAS M. BOYD, JR.
Name:	Thomas M. Boyd, Jr.
Title:	President and Chief Executive Officer